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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 23, 1997


                         Commission File Number: 0-28930

                             ROADHOUSE GRILL, INC.
             (Exact name of registrant as specified in its charter)


          Florida                                   65-0367604
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

      6600 North Andrews Avenue, Suite 160, Ft. Lauderdale, Florida  33309
             (Address of principal executive offices and zip code)


                    Registrant's telephone number (954) 489-9699



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Item 8.   Change in Fiscal Year

Roadhouse Grill, Inc. (the "Company") is changing its fiscal year end from the last Sunday in December to the last Sunday in April. The Company's Board of Directors approved the change on December 11, 1997.

The Company will file form 10K for the fiscal year ended December 28, 1997 and form 10Q for the transition period which is from December 29, 1997 through April 26, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 23, 1997
                                                  ROADHOUSE GRILL, INC.

                                                  By: /s/ Dennis C. Jones
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                                                  Dennis C. Jones
                                                  Executive Vice President
                                                  Chief Financial Officer